EQ ADVISORS TRUST

SUPPLEMENT DATED MAY 1, 2008 TO

THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2008

This Supplement updates the above-referenced Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”). You may obtain an additional copy of the SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

The purpose of this Supplement is to provide you with updated information regarding the Trust’s Portfolio Holdings Disclosure Policy.

The first sentence in the last paragraph on page 46 of the SAI is revised to read as follows:

On a case-by-case “need to know” basis, the Trust’s Chief Financial Officer or Vice President, subject to the approval of the Manager’s Funds Management Group Unit (“FMG”) Legal and Compliance Group and the Trust’s Chief Compliance Officer, may approve the disclosure of additional portfolio holdings information if such disclosure is in the best interests of Portfolio shareholders.

The last sentence in the last paragraph on page 47 of the SAI is revised to read as follows:

The Board of Trustees oversees implementation of this policy and receives quarterly reports from the Trust’s Chief Compliance Officer regarding any violations or exceptions to this policy that were granted by FMG’s Legal and Compliance Group.